INCOME TAXES (Details) - USD ($)	12 Months Ended
	Sep. 30, 2020	Sep. 30, 2019
Income Tax Disclosure [Abstract]
U.S. operations loss carry forward at statutory rate of 21%	$ 6,536,413	$ 6,763,238
Deferred tax assets related to timing differences - accruals	1,746,486	192,897
Total	8,282,899	6,956,135
Less valuation allowance	(8,248,637)	(6,956,135)
Other	34,263	0
Deferred tax liabilities	34,263	0
Net deferred tax assets	0	0
Change in valuation allowance	$ (1,292,502)	$ (813,996)